Supplement dated January 25, 2012 to the MTB Group of Funds Statement of Additional

Information (“SAI”) dated December 30, 2011

The following amends and replaces information in the “Securities Descriptions, Risks and Techniques” section, under “Special Transactions – Short Sales,” on page 28 of the MTB Funds Combined Statement of Additional Information dated December 30, 2011.

Short Sales

A Fund may make short sales of securities listed on one or more national exchanges or on the Nasdaq Stock Market. A short sale is the sale of a stock that a fund does not own (or will borrow for delivery), because the fund believes the stock will decline in price or the fund wants to hedge against potential price volatility of the stock. If the price of the stock declines, the fund can buy the stock at a lower price and will make a profit. If the price of the stock rises, the fund will incur a loss. When the fund sells short, it borrows the stock from a broker “on margin,” and must pay interest to the broker on the margin amount until the stock is replaced by the fund. In no event will a Fund engage in short sales transactions if it would cause the market value of all of the Fund’s securities sold short to exceed 25% of its net assets. A Fund may also “sell short against the box,” i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. Short sales are speculative in nature, and may reduce returns or increase volatility.

Please keep this Supplement for future reference.